Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of WINS Finance Holdings Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended June 30, 2017 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

WINS FINANCE HOLDINGS INC.

Date: November 13, 2017	By:	/s/ Renhui Mu
	Name:	Renhui Mu
	Title:	Chief Executive Officer and Chief Operating Officer (Principal Executive Officer)

Date: November 13, 2017	By:	/s/ Junfeng Zhao
	Name:	Junfeng Zhao
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)